                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) OCTOBER 12, 1999

                              THE HERTZ CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-7541                   13-1938568
-------------------------------       -----------            -------------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
        incorporation)                File Number)           Identification No.)

225 Brae Boulevard, Park Ridge, New Jersey                            07656-0713
------------------------------------------                            ----------
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (201) 307-2000
                                                   --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                               Page 1 of 6 pages.
                        The Exhibit Index is on page 3.
                                                     -

ITEM 5.  OTHER EVENTS.

     On October 12, 1999, The Hertz Corporation issued a press release with respect to its third quarter 1999 earnings.

     A copy of such press release is attached as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          The following Exhibit is filed as part of this Report.

          (99) Press release relating to The Hertz Corporation's third quarter 1999 earnings.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE HERTZ CORPORATION
                                                     (Registrant)

                                          By:        /s/RICHARD J. FOTI
                                             -----------------------------------
                                             Richard J. Foti
                                             Staff Vice President and Controller
                                             (Principal Accounting Officer)

Date:  October 15, 1999

                                  EXHIBIT INDEX

Exhibit No.                        Description                              Page
-----------            -------------------------------------                ----

     (99)              Press release relating to The Hertz
                       Corporation's third quarter 1999 earnings.            4-6




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